UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

 PING IDENTITY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39056	81-2933383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 100
Denver, CO 80202

(Address of principal executive offices)

(303) 468-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PING	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Supplemental Disclosures

As previously disclosed, on August 2, 2022, Ping Identity Holding Corp., a Delaware corporation (“Ping Identity” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Polaris Holdings, LP, a Delaware limited partnership (“Parent”), and Project Polaris Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). On September 16, 2022, the Company filed a definitive proxy statement on Schedule DEFM14A (the “Definitive Proxy Statement”), as such may be supplemented from time to time, with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the special meeting of the Company’s stockholders scheduled to be held on October 17, 2022 (the “Ping Identity Special Meeting”).

Explanatory Note

In connection with the Merger Agreement, ten complaints have been filed as individual actions in United States District Courts. Seven complaints have been filed in the United States District Court for the Southern District of New York and are captioned O’Dell v. Ping Identity Holding Corp., et al., 22-cv-7770 (filed September 12, 2022), Ciccotelli v. Ping Identity Holding Corp., et al., 22-cv-08143 (filed September 21, 2022), Baker v. Ping Identity Holding Corp., et al., 22-cv-08091 (filed September 22, 2022), Bushansky v. Ping Identity Holding Corp., et al., 22-cv-08143 (filed September 23, 2022), Wolfson v. Ping Identity Holding Corp., et al., 22-cv-08330 (filed September 29, 2022), Sabatini v. Ping Identity Holding Corp., et al., 22-cv-08450 (filed October 4, 2022), and Franchi v. Ping Identity Holding Corp., et al., 22-cv-08536 (filed October 6, 2022). Two complaints have been filed in the United States District Court of Colorado and are captioned Goodman v. Ping Identity Holding Corp., et al., 22-cv-02484 (filed September 23, 2022), and Cory v. Ping Identity Holding Corp., et al., 22-cv-02513 (filed September 27, 2022). One complaint has been filed in the United States District Court of Delaware and is captioned Plumley v. Ping Identity Holding Corp., et al., 22-cv-01308 (filed October 5, 2022). The foregoing complaints are referred to as the “Merger Actions”.

The Merger Actions generally allege that the Definitive Proxy Statement or the preliminary proxy statement filed by the Company with the SEC on September 6, 2022 misrepresents and/or omits certain purportedly material information relating to the Company’s financial projections, the analyses performed by the financial advisor to the Board of Directors of Ping Identity in connection with the Merger, potential conflicts of interest of the Company’s officers and directors, and the events that led to the signing of the Merger Agreement. The Merger Actions assert violations of Section 14(a) of the Securities Exchange Act of 1934. as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against all defendants (the Company, its Board of Directors and certain officers), 15 U.S.C. §§ 78n(a), 78t(a), and violations of Section 20(a) of the Exchange Act against Ping Identity’s directors and officers. The Merger Actions seek, among other things, an injunction enjoining the stockholder vote on the Merger and the consummation of the Merger unless and until certain additional information is disclosed to Ping Identity stockholders, costs of the action, including plaintiffs’ attorneys’ fees and experts’ fees, and other relief the court may deem just and proper.

The Company cannot predict the outcome of the Merger Actions. The Company believes that the Merger Actions are without merit, and Ping Identity and the individual defendants intend to vigorously defend against the Merger Actions and any subsequently filed similar actions. If additional similar complaints are filed, absent new or significantly different allegations, the Company will not necessarily disclose such additional filings.

While the Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the pending Merger Actions described above, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, the Company has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Actions described above that any additional disclosure was or is required or material.

All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement and stricken-through text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. This Current Report on Form 8-K is incorporated into, and amends and/or supplements, the Definitive Proxy Statement as provided herein. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

Supplemental Disclosures to Definitive Proxy Statement

The following bolded language is added to, and the following strikethrough language is removed from page 35 of the proxy statement in the section entitled “The Merger—Background of the Merger”:

On June 8, 2022, the Company entered into a confidentiality agreement with Thoma Bravo. The confidentiality agreement included customary nondisclosure and nonuse provisions and a standstill provision that prohibited Thoma Bravo (for an agreed-upon period) from (among other things) offering to acquire or acquiring the Company, and from taking certain other actions, including soliciting proxies, in each case without the prior consent of the Company. The confidentiality agreement permitted Thoma Bravo to make acquisition proposals at any time after ~~the Company enters into a definitive agreement with~~ (a) a third party enters into a definitive agreement with the Company to acquire more than 50% of the outstanding capital stock of the Company or more than 50% of the consolidated assets of the Company, or (b) commences a tender or exchange offer for more than 50% of the outstanding capital stock of the Company and within 10 business days thereafter, the Company Board has not publicly taken a position rejecting such tender or exchange offer~~providing for a change of control transaction of the Company~~. Following execution of the confidentiality agreement, Thoma Bravo was provided access to select financial due diligence information, including the June Projections.

The following bolded language is added to, and the following strikethrough language is removed from page 36 of the proxy statement in the section entitled “The Merger—Background of the Merger”:

On June 10, 2022, the Company entered into a confidentiality agreement with Party B. The confidentiality agreement included customary nondisclosure and nonuse provisions and a standstill provision that prohibited Party B (for an agreed-upon period) from (among other things) offering to acquire or acquiring the Company, and from taking certain other actions, including soliciting proxies, in each case without the prior consent of the Company. The confidentiality agreement permitted Party B to make acquisition proposals at any time after ~~the Company enters into a definitive agreement with~~ a third party enters into a definitive agreement with the Company to acquire more than 50% of the outstanding capital stock of the Company or more than 50% of the consolidated assets of the Company~~providing for a change of control transaction of the Company~~. Following execution of the confidentiality agreement, Party B was provided with access to select financial due diligence information, including the June Projections.

The following bolded language is added to, and the following strikethrough language is removed from page 36 of the proxy statement in the section entitled “The Merger—Background of the Merger”:

On July 1, 2022, the Company entered into a confidentiality agreement with Party A. The confidentiality agreement included customary nondisclosure and nonuse provisions and a standstill provision that (among other things) prohibited Party A (for an agreed-upon period) from offering to acquire or acquiring the Company, and from taking certain other actions, including soliciting proxies, in each case without the prior consent of the Company. The confidentiality agreement permitted Party A to make acquisition proposals at any time after ~~the Company enters into a definitive agreement with~~ a third party enters into a definitive agreement with the Company to acquire more than 50% of the outstanding capital stock of the Company or more than 50% of the consolidated assets of the Company~~providing for a change of control transaction of the Company~~.

The following bolded language is added to page 48 of the proxy statement in the section entitled “The Merger—Opinion of Goldman Sachs—Summary of Material Financial Analyses—Illustrative Discounted Free Cash Flow Analysis”:

Goldman Sachs derived a range of illustrative enterprise values for the Company by adding the range of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company, the net debt of $89 million of the Company as of June 30, 2022, and added the net present value of cash tax savings from net operating loss carryforwards and R&D credit carryforwards, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company to derive a range of illustrative equity values for the Company. Goldman Sachs then derived a range of illustrative per share values of Ping Identity common stock equity values, based on the number of fully diluted outstanding shares of Ping Identity common stock as of August 1, 2022, the range of which was 94.38 million to 94.74 million as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company and calculated using the treasury stock method to derive a range of illustrative present values per share of Ping Identity common stock ranging from $23.59 to $35.77.

The following bolded language is added to page 48 of the proxy statement in the section entitled “The Merger—Opinion of Goldman Sachs—Summary of Material Financial Analyses— Illustrative Present Value of Future Share Price Analysis”:

Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Ping Identity common stock, which is designed to provide an indication of the present value of a theoretical future value of the Company’s equity as a function of the Company’s estimated future NTM revenue and assumed one-year forward enterprise value to revenue multiples. For this analysis, Goldman Sachs used the Financial Projections for each of the fiscal years 2023 to 2025. Goldman Sachs first calculated the implied enterprise values for the Company as of December 31 for each of the fiscal years 2022 to 2024, by applying enterprise value to NTM revenue multiples, which are referred to in this section as “EV / NTM Revenue,” of 5.5x to 7.5x to revenue estimates for the Company for each of the fiscal years 2023 to 2025 based on the Financial Projections. These illustrative multiple estimates were derived by Goldman Sachs using its professional judgment and experience, taking into account current and historical EV / NTM Revenue multiples for the Company and certain selected software companies as described in the section below captioned “— Selected Public Company Comparables”. Goldman Sachs then subtracted the amount of the Company’s forecasted net debt of $90 million, $86 million and $23 million for each of the fiscal years 2022 to 2024, respectively, as of the relevant year-end, each as provided by the Company and approved for Goldman Sachs’ use by the management of the Company, from the respective implied enterprise values in order to derive a range of illustrative equity values for the Company as of December 31 for each of the fiscal years 2022 to 2024. Goldman Sachs then divided the results by the number of projected year-end fully diluted outstanding shares of Ping Identity common stock for each of the fiscal years 2022 to 2024, the ranges of which were 95 million to 96 million, 98 million to 98 million and 101 million to 101 million, respectively, as provided by the management of the Company, and approved for Goldman Sachs’ use by the management of the Company and calculated using the treasury stock method to derive a range of implied future share of Ping Identity common stock prices. Goldman Sachs then discounted the December 31, 2022 to December 31, 2024 implied future share of Ping Identity common stock price values as of August 1, 2022 using an illustrative discount rate of 12.9%, reflecting an estimate of the Company’s standalone cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values per share of Ping Identity common stock of $22.49 to $39.37 per share of Ping Identity common stock.

The following bolded column is added to the table on page 49 of the proxy statement in the section entitled “The Merger—Opinion of Goldman Sachs—Summary of Material Financial Analyses —Selected Transactions Analysis”:

Selected Precedent Transactions
Announcement Date	Acquiror	Target	EV / NTM Revenue Multiple	Enterprise Value (in billions)
April 2016	Vista Equity Partners	Cvent, Inc.	6.5x	$1.5
May 2016	Vista Equity Partners	Marketo, Inc.	5.9x	$1.7
June 2016	Thoma Bravo, LLC	Qlik Technologies Inc.	3.6x	$2.6
June 2016	Salesforce Inc.	Demandware, Inc.	8.9x	$2.8
July 2016	Oracle Corporation	NetSuite Inc.	9.1x	$9.4
December 2017	Oracle Corporation	Aconex Limited	8.1x	$1.2
January 2018	SAP SE	Callidus Software Inc.	8.3x	$2.4
November 2018	Vista Equity Partners	Apptio Corporation	7.0x	$1.8
November 2018	Veritas Capital and Elliot Management Corporation	Athenahealth, Inc.	3.9x	$5.6
February 2019	Hellman & Friedman LLC	Ultimate Software, Inc.	8.4x	$10.9
December 2019	Thoma Bravo, LLC	Instructure, Inc.	6.5x	$1.9
December 2020	Thoma Bravo, LLC	RealPage, Inc.	8.2x	$10.2
March 2021	Thoma Bravo, LLC	Talend, Inc.	7.5x	$2.4
April 2021	Thoma Bravo, LLC	Proofpoint, Inc.	9.4x	$11.3
July 2021	Thoma Bravo, LLC	Medallia, Inc.	10.8x	$6.4
December 2021	SS&C Technologies Holdings, Inc.	Blue Prism Group Plc	5.8x	$1.5
April 2022	Kaseya Limited	Datto, Inc.	8.3x	$6.0
April 2022	Thoma Bravo, LLC	SailPoint Technologies Inc.	13.3x	$6.9
May 2022	Broadcom Inc.	Vmware, Inc.	5.0x	$69.6
June 2022	Thoma Bravo, LLC	Anaplan, Inc.	12.8x	$10.1
June 2022	Permira and Hellman & Friedman LLC	Zendesk, Inc.	5.6x	$10.0
Median			8.1x
25th Percentile			5.9x
75th Percentile			8.9x

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the pending Merger involving the Company and Parent and may be deemed to be soliciting material relating to such transaction. In connection with the transaction. Ping Identity filed the Definitive Proxy Statement relating to the Ping Identity Special Meeting with the SEC on September 16, 2022. Additionally, Ping Identity may file other relevant materials in connection with the transaction with the SEC. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER. Investors may obtain a copy of the Definitive Proxy Statement, as well as other filings containing information about the transaction that are filed by Ping Identity with the SEC free of charge on EDGAR at www.sec.gov or through the Investors portion of the Company’s website at investor.pingidentity.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations by e-mail at investor@pingidentity.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the pending Merger. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and the Company’s other filings with the SEC made subsequent to the date of the Definitive Proxy Statement. To the extent holdings of the Company’s securities by such directors or officers have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the special meeting of Company’s stockholders. Other information regarding the participants in the proxy solicitation and a description of their interests are contained in the Definitive Proxy Statement for the Ping Identity Special Meeting and other relevant materials filed or that will be filed with the SEC in respect of the pending Merger. These documents can be obtained free of charge from the sources indicated above.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction; (iii) the failure to obtain stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) potential and ongoing litigation (including the Merger Actions) relating to the Merger that could be or has been instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiv) the impact of adverse general and industry-specific economic and market conditions, including any impact from ongoing conflict in Ukraine and Russia, and reductions in IT and identity spending; (xv) uncertainty as to timing of completion of the proposed Merger; and (xv) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2022, the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2022, and subsequent filings. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the information statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PING IDENTITY HOLDING CORP.

Date: October 7, 2022	By:	/s/ Shalini Sharma
Name: Shalini Sharma
Title: Chief Legal Officer